UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

EAGLE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia		22611
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 955-2510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

An Annual Meeting of Shareholders of Eagle Financial Services, Inc. (the “Company”) was held on May 14, 2019 for the purpose of considering and acting upon the following matters:

1.	To elect four (4) Directors, Thomas T. Gilpin, Scott M. Hamberger, John R. Milleson and Robert W. Smalley, Jr., each for a term of three (3) years.

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm for the year ending December 31, 2019.

3.	To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers disclosed in the Proxy Statement.

4.	To approve, on a non-binding advisory basis, the frequency with which the Company will hold a shareholder vote in the future to approve the compensation of the Company’s named executive officers.

The final voting results for each proposal, including the votes for and against, and any withheld, abstained, or broker non-votes, are described below.

Proposal 1 – Election of Directors

The Company’s shareholders elected all four nominees for director. For each nominee, the votes cast for and against, as well as withheld and broker non-votes, were as follows:

	For	Withheld	Broker Non-Vote
Thomas T. Gilpin	1,836,240	58,334	727,685
Scott M. Hamberger	1,835,469	59,105	727,685
John R. Milleson	1,836,940	57,634	727,685
Robert W. Smalley, Jr.	1,837,155	57,419	727,685

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the Audit Committee’s selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The votes cast for and against this proposal, as well as the votes abstained, were as follows:

For	Against	Abstain
2,261,032	953	274

Proposal 3 – Non-Binding Vote on Executive Compensation

The Company’s shareholders approved the advisory vote on the compensation of the Company’s executive officers named in the proxy statement for the 2019 Annual Meeting of Shareholders. The votes cast for and against this proposal, as well as votes abstained and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
1,797,535	74,553	22,486	727,685

Proposal 4 – Non-Binding Vote on Frequency of Shareholder Approval of Executive Compensation Program

The Company’s shareholders approved a three-year voting cycle on the advisory vote on the Company’s executive compensation program. The votes cast for one, two, or three years, as well as votes abstained and broker non-votes, were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
661,694	121,308	1,073,259	38,313	727,685

In accordance with the voting results for this proposal, the Company’s Board of Directors has determined that future shareholder advisory votes on executive compensation will be held every three years.

Item 7.01	Regulation FD Disclosure.

During the course of the Annual Meeting of Shareholders on May 14, 2019, management of the Company presented financial and other information to those present. A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information provided pursuant to this Item 7.01 is to be considered “furnished” pursuant to Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such report or filing. The filing of this Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by reason of Regulation FD.

A cautionary note about forward-looking statements: This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can include statements about estimated cost savings, plans and objectives for future operations and expectations about the Company’s financial and business performance as well as economic and market conditions. They often can be identified by the use of words like “expect,” “may,” “could,” “intend,” “project,” “estimate,” “believe” or “anticipate.” By their nature, forward-looking statements are based on assumptions and are subject to risks, uncertainties, and other factors. You are cautioned that actual results may differ materially from those contained in the forward-looking statement.

Any forward-looking statements are intended to speak only as of the date of this Current Report, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the forward-looking statement is made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Annual meeting presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2019

Eagle Financial Services, Inc.

By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell
Senior Vice President and CFO

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